Circle B, Piceance Basin, Colorado
Photo by: Jane Rerecich
Circle B, Piceance Basin, Colorado
Photo by: Jane Rerecich
Investor Relations contact: Jennifer Martin    jmartin@billbarrettcorp.com
August 4, 2009
Fred Barrett
Chairman and CEO
Joe Jaggers
President and COO
Bob Howard
CFO and Treasurer
Second Quarter 2009 Operational Update
Exhibit 99.2

8/3/2009 3:02 PM
Forward – Looking and Other Cautionary Statements
This presentation and the conference call to which it relates, contains forward-looking statements, including statements regarding projected results and future events. In particular, the Company is providing updated “2009 Guidance,” which contain projections for certain 2009 operational and financial results and projected capital expenditures. These forward-looking statements are based on management’s judgment as of this date and include certain risks and uncertainties. Please refer to the Company’s Annual
Report on Form 10-K for the year-ended December 31, 2008 filed with the Securities and Exchange
Commission (“SEC”), and subsequent filings including our Current Reports on Form 8-K and Form 10-Q, for a list of certain risk factors. Actual results may differ materially from Company projections and can be affected by a variety of factors outside the control of the Company including, among other things, exploration drilling and test results, the ability to receive drilling and other permits and regulatory approvals, governmental regulations, transportation, processing, availability and costs of financing to fund the Company’s operations, availability of third party gathering, market conditions, supply and demand changes and resulting oil and gas price volatility, risks related to hedging activities including counterparty viability, the availability and cost of services and materials, the ability to obtain industry partners to jointly explore certain prospects and the willingness and ability of those partners to meet capital obligations when requested, surface access and costs, uncertainties inherent in oil and gas production operations and estimating reserves, the impact of commodity price changes on reserve estimates, unexpected future capital expenditures, competition, risks associated with operating in one major geographic area, the success of the Company’s risk management activities, and other factors discussed in the Company’s reports filed with the SEC. Bill Barrett Corporation encourages readers to consider the risks and uncertainties associated with projections. In addition, the Company assumes no obligation to publicly revise or update any forward-looking statements based on future events or circumstances.

8/3/2009 2:40 PM
•
Second Quarter Highlights
Production of 22.1 Bcfe
•
Up 15% from 2Q08 and flat sequentially
Solid cash flow of $103 million or $2.28 per share
•
$4.65 per Mcfe
Adjusted net income of $15 million or $0.34 per share
Cottonwood Gulch acquisition
Successful $250 million notes offering
•
Achieving Strong Results in a Tough Environment
Key development assets: low cost production & continued growth
Disciplined financial management: Sizable hedge positions
and ample liquidity
Benefitting from operating efficiency: lower LOE & service costs
•
Long Term Rockies Macro Fundamentals Continue to Strengthen
2009 Highlights
Fred Barrett – Chairman and CEO

8/3/2009 2:40 PM
Second Quarter 2009 Summary Results
Bob Howard – CFO and Treasurer
(Unaudited)
2Q '09 2Q '08 Variance 1Q '09 Variance
Production (Bcfe) 22.1 19.2 15% 22.1 0%
Discretionary cash flow  (1)
-in $millions $102.8 $113.4 -9% $134.8 -24%
-per diluted share $2.28 $2.50 -9% $3.01 -24%
-per mcfe $4.65 $5.90 -21% $6.10 -24%
Adjusted Net Income  (2)
-in millions $15.4 $35.2 -56% $39.6 -61%
-per diluted share $0.34 $0.77 -56% $0.89 -62%
Per Mcfe
-Realized price (including hedge effects) $6.64 $8.31 -20% $7.70 -14%
-LOE $0.46 $0.55 -16% $0.53 -13%
-Gathering and transportation expense $0.58 $0.53 9% $0.50 16%
-Production taxes  (3) $0.22 $0.71 -69% $0.24 -8%
-G & A (excluding stock based comp) $0.42 $0.51 -18% $0.43 -2%
-Depreciation, depletion and amortization $2.90 $2.56 13% $2.66 9%
(1)  Non-GAAP measure reconciled to GAAP in the earnings release
Sequential Year-over-year
(2) Adjusted for unrealized net hedging gains and losses, gains and losses  on property sales and a non-recurring production tax benefit
(3) 2009 production taxes are presented before deducting a non-recurring benefit totaling $4.8 million for Colorado severance taxes

8/3/2009 3:02 PM
Financially Well-Positioned
Bob Howard – CFO and Treasurer
•
On Track for a Solid 2009
2H09 hedge positions: 70%-73% of production at $7.64/Mcfe (Rockies price point)
2009 production guidance increased to 86-88 Bcfe,
or 11%-13% growth
Improved LOE and G&A
Exploration and development capex aligned with cash flow; estimate up to $350 million
•
Well positioned for 2010
$473.5 million available borrowing capacity
2010 hedge positions: 53.7 Bcfe, nearly 60% of production at $7.39/
Mcfe (Rockies price point)
Production growth while living within cash flow

8/3/2009 2:40 PM
Development Update
•
Uinta Basin, Utah – West Tavaputs
Completed drilling 14 well 2009 program;
completion operations on six finished
Currently producing 88 MMcfe/d (net)
EIS ROD continues to be delayed
•
Piceance Basin, Colorado – Gibson Gulch
Three rigs operating, plan 105-110 wells
Currently producing 95 MMcfe/d (net)
Permitting complete for 2009
•
Powder River Basin, Wyoming – CBM
Drilling activity to resume in August, plan 35-40 wells
Currently producing 36 MMcfe/d (net)
•
Uinta Basin, Utah – Blacktail Ridge/ Lake Canyon
No rigs operating
Currently capable of producing 3,200 Bopd (gross)
Three wells waiting on gathering improvements before completion
Joe Jaggers – President and COO

8/3/2009 3:02 PM
Delineation and Exploration Update
•
Paradox Basin, Colorado – Yellow/Green Jacket
Plan up to 10 wells
Employing new techniques to maximize exposure to shale,
improve well performance and avoid salt precipitation in the wellbore
•
Staging completions on remaining three wells
•
Adjusting pumping on wells for improved production
Five horizontal wells producing 1.5-2.5 MMcfe/d (gross)
•
Uinta Basin, Utah – Hook
Drilled first horizontal in the Manning Canyon
to complete by Sept. 2009
Second Juana Lopez well to complete in 2010
•
Montana Overthrust, Montana – Circus
Began completion and testing in June on three vertical wells
Joe Jaggers – President and COO

8/3/2009 2:40 PM
Well-Positioned for 2009
Fred Barrett – Chairman and CEO
•
Financially secure
•
Monitoring capital program to maximize returns
•
Positive outlook on natural gas prices,
well-hedged regardless
•
Strong track record of performance on development
programs and upside potential of emerging asset base
will drive value as pricing improves
•
2010 budget process in the fall.  We will focus on cost
discipline and remain flexible to changing environment.